CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Kaprel Ozsolak, Chief Financial Officer of Legg Mason Partners Money Market Trust – Western Asset Money Market Fund (the “Registrant”), each certify to the best of his knowledge that:

     1.          The Registrant’s periodic report on Form N-CSR for the period ended August 31, 2010 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2.          The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer	Chief Financial Officer
Legg Mason Partners Money Market Trust -	Legg Mason Partners Money Market Trust -
Western Asset Money Market Fund	Western Asset Money Market Fund

/s/ R. Jay Gerken	/s/ Kaprel Ozsolak

R. Jay Gerken	Kaprel Ozsolak
Date: October 27, 2010	Date: October 27, 2010

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Kaprel Ozsolak, Chief Financial Officer of Legg Mason Partners Money Market Trust – Western Asset Government Money Market Fund (the “Registrant”), each certify to the best of his knowledge that:

     1.          The Registrant’s periodic report on Form N-CSR for the period ended August 31, 2010 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2.          The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer	Chief Financial Officer
Legg Mason Partners Money Market Trust -	Legg Mason Partners Money Market Trust -
Western Asset Government Money Market Fund	Western Asset Government Money Market Fund

/s/ R. Jay Gerken	/s/ Kaprel Ozsolak

R. Jay Gerken	Kaprel Ozsolak
Date: October 27, 2010	Date: October 27, 2010

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.